                                                AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                                                     American Skandia Advisor Plan III
                                                          American Skandia APEX II
                                                      American Skandia Xtra Credit Six
                                                        American Skandia Lifevest II
                                                   American Skandia Advisors Choice(R)2000

                                                Supplement to Prospectuses Dated May 1, 2007
                                                     Supplement dated November 19, 2007

     This Supplement should be read and retained with the current Prospectus for your annuity.  This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own.  If you would like another copy of the current Prospectus, please contact us at 1-888-PRU-2888.

     In the section entitled "Investment Options" we refer to the First Trust 10 Uncommon Values Portfolio as an investment option that is not permitted with the Combo 5% Rollup and HAV Death Benefit, the Guaranteed Minimum Income Benefit, the Guaranteed
     Minimum Withdrawal Benefit, GRO/GRO Plus, and the Highest Anniversary Value Death Benefit.  Beginning November 19, 2007, that portfolio will be re-named the First Trust Target Focus Four Portfolio, and will be available with GRO/GRO Plus.